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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88053) of Cybergold, Inc. of our report dated February 7, 2000, relating to the financial statements for the year ended December 31, 1999, which appears in this Form 10-K.


San Francisco, California

March 27, 2000

                                         /s/ ARTHUR ANDERSEN LLP
                                         -------------------------
                                             Arthur Andersen LLP